The Champion Fund

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2026

Shares		Acquisition Date	Cost	Fair Value
	CONVERTIBLE NOTE IN PRIVATE COMPANIES - 22.3%
	Consumer Discretionary - 22.3%
25,000	SI Tickets, Inc., 0.000% (a)(b)(c)	4/1/26	$25,000	$25,000

	TOTAL CONVERTIBLE NOTE IN PRIVATE COMPANIES		25,000	25,000

	POOLED INVESTMENT VEHICLES - 44.6%
	Private Investment Companies - 44.6%
25,000	Three Lions Ipswich II, LP (a)(b)(c)	4/1/26	25,000	25,000
25,000	Emerging Fund I, LP (a)(b)(c)	4/1/26	25,000	25,000

	TOTAL POOLED INVESTMENT VEHICLES		50,000	50,000

	SIMPLE AGREEMENT FOR FUTURE EQUITY (SAFEs) - 22.3%
	Consumer Discretionary - 22.3%
25,000	Fathead Holdings, LLC (a)(b)(c)	4/1/26	25,000	25,000

	TOTAL SIMPLE AGREEMENT FOR FUTURE EQUITY (SAFEs)		25,000	25,000

Principal Amount ($)			Fair Value
	SHORT TERM INVESTMENTS - 59.6%
	Money Market Funds - 59.6%
66,727	Goldman Sachs Financial Square Government Fund, Institutional Class, 3.558% (d)	66,727	66,727

	TOTAL SHORT TERM INVESTMENTS	66,727	66,727

TOTAL INVESTMENTS - 148.8%	166,727
LIABILITIES IN EXCESS OF OTHER ASSETS - -48.8%	(54,705)
NET ASSETS - 100.00%	$112,022

LP - Limited Partnership

LLC - Limited Liability Company

SPV - Special Purpose Vehicle

(a)  Restricted security (Cumulative total of $100,000, which represents 89.27% of the Fund).

(b)  Level 3 securities fair valued using significant unobservable inputs.

(c)  Non-Income Producing.

(e)  Rate disclosed is the seven day effective yield as of June 30, 2026.

Investment Valuation

The Board has approved valuation procedures for the Fund (the "Valuation Procedures") which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund's investments is performed in accordance with the principles found in Rule 2a-5 under the 1940 Act and in conjunction with FASB's ASC Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the "Valuation Committee"), to perform fair value determinations and oversee the Adviser's day-to-day functions related to the fair valuation of the Fund's investments. The Valuation Committee may consult with representatives from the Fund's outside legal counsel or other third-party consultants in their discussions and deliberations. The information available in the marketplace for such Portfolio Companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated, and difficult to confirm. Such securities are valued by the Adviser at fair value as determined pursuant to the Valuation Procedures. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Adviser. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be that information which is provided by the issuer of the securities. Given the nature, timeliness, amount, and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated. Certain investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value may be valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current business data (e.g., information available through regulatory filings, press releases, news feeds and financial press), including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; information provided by the company (e.g., letters to investors, financials, information provided pursuant to financial document reporting obligations); security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company's ability to make payments; its earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; M&A comparables; and enterprise values. In valuing Portfolio Fund investments held in the Fund, the Adviser will rely primarily on unaudited valuation statements received from such funds on a quarterly basis, and (when available) audited values received on an annual basis. It will usually be the case, however, that the most recently reported value by such funds will be as of a date that is a quarter in arrears than the date as of which the Fund is calculating its NAV. In these circumstances, and in other situations where the Adviser determines that the consideration of the following factors is relevant to determining the value of an interest in a Portfolio Fund, such fund's reported value will generally be adjusted for cash flows to/from such fund due to capital drawdowns/distributions that may have occurred since the date of the most recently available reported values; changes in the valuation of relevant indices; and such other factors that the Adviser deems appropriate, as well as any publicly available information regarding such fund's portfolio companies and/or assets (i.e., idiosyncratic factors). Other factors that may be relevant in determining the value of an interest in a Portfolio Fund, include (i) information provided to the Fund or to the Adviser by such fund, or the failure to provide such information as agreed to in such fund's offering materials or other agreements with the Fund; (ii) relevant news and other public sources; (iii) known secondary market transactions in the fund's interests (to the extent deemed a credible indication of value); and (iv) significant market events that may not otherwise be captured by changes in valuation of relevant indices discussed above. As part of the Adviser's ongoing due diligence process, the Adviser will compare its fair valuation of the Fund's interests in a Portfolio Fund to such fund's quarterly valuation statement for that particular period - if provided by the Portfolio Fund - for purposes of determining whether any adjustments to the implementation of the Valuation Procedures should be made going forward. When determining the price for an investment to be fair valued, the Adviser is required to seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm's-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations are typically based upon all available factors that the Adviser deems relevant at the time of the determination and may be based on analytical values determined by the Adviser using proprietary or third-party valuation models.

Fair Value Measurements

The fair value hierarchy is categorized into three levels based on the inputs as follows:

• Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund can access.

• Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

• Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Fund's assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described above. The following table presents information about the Fund's assets measured at fair value as of June 30, 2026:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets
Convertible Note In Private Companies	$-	$-	$25,000	$25,000
Pooled Investment Vehicles	-	-	50,000	50,000
Simple Agreement For Future Equity (SAFEs)	-	-	25,000	25,000
Short Term Investments	66,727	-	-	66,727
Total	$66,727	$-	$100,000	$166,727